UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 26, 2022

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD December 16, 2022

To the Stockholders of U.S. Gold Corp.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp., a Nevada corporation (the “Company”), will be held at 9:00 a.m. Mountain Time on December 16, 2022, or such later date and time as such Annual Meeting date may be adjourned, in a virtual format only via live website at www.usgold.vote. The Annual Meeting will be held for the following purposes:

1.	To elect the six (6) nominees named in this proxy statement to serve on the Board of Directors (the “Board of Directors” or the “Board”) until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”).

2.	To ratify the appointment of Marcum LLP as our independent registered public accountant for the fiscal year ending April 30, 2023 (the “Auditor Ratification Proposal”).

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in this proxy statement (the “Say-on-Pay Proposal”).

4.	To approve an amendment to the Company’s 2020 Stock Incentive Plan (the “Plan Proposal”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Annual Meeting. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

In light of public health concerns regarding the coronavirus outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting by visiting www.usgold.vote and entering the control number found on the voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Our Board has set October 25, 2022, as the record date for the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only stockholders of record as of the close of business on October 25, 2022, are entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting of Stockholders and related proxy materials are first being distributed or made available to stockholders beginning on or about October 26, 2022.

Your vote is important. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

You may revoke your proxy at any time before the vote is taken by delivering to the office of the Corporate Secretary of U.S. Gold Corp. a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares virtually at the Annual Meeting, in which case your prior proxy would be disregarded.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric Alexander
Eric Alexander
Chief Financial Officer and Corporate Secretary
October 26, 2022

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PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Board of Directors (the “Board of Directors” or the “Board”) of U.S. Gold Corp. is soliciting the enclosed proxy for use at the 2022 Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”) to be conducted in a virtual format only via live website at www.usgold.vote on Friday, December 16, 2022, at 9:00 a.m. Mountain Time, or such later date or dates as such Annual Meeting date may be adjourned.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the Annual Meeting.

This proxy statement is furnished to holders of our common stock as of the record date as part of the solicitation of proxies by our Board of Directors in connection with the proposals to be presented at the Annual Meeting. Our Board has set October 25, 2022, as the record date (the “Record Date”). Only holders of our common stock as of the close of business on October 25, 2022 are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 8,348,136 shares of our common stock issued and outstanding. Each share of common stock has one vote. In this proxy statement, we refer to U.S. Gold Corp. as “USG,” the “Company,” “we,” “us” or “our.”

The executive offices of the Company are located at, and the mailing address of the Company is 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 16, 2022, AT 9:00 A.M. MOUNTAIN TIME

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), the Notice of Annual Stockholder Meeting, our proxy statement, a form of the proxy card and our annual report on Form 10-K for the fiscal year ended April 30, 2022 (the “Annual Report”) are available online at: www.usgold.vote.

This proxy statement and the accompanying form of proxy are dated October 26, 2022. On or about October 28, 2022, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about October 28, 2022, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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Information About the Annual Meeting and Voting

Why am I receiving these proxy materials?

The Board of Directors of the Company is asking for your proxy for use at the 2022 Annual Meeting to be conducted in a virtual format only via live webcast at www.usgold.vote on December 16, 2022 at 9:00 a.m. Mountain Time, and at any adjournment or postponement of the Annual Meeting. As a stockholder, you are invited to attend the virtual Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to stockholders of U.S. Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 28, 2022, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Who is soliciting my vote?

The Board of Directors is soliciting your vote on behalf of the Company. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

When were the solicitation materials first given to stockholders?

This proxy statement and the accompanying form of proxy are dated October 26, 2022. We expect to commence mailing to our stockholders a Notice of Internet Availability indicating that this proxy statement, a proxy card, and our 2022 Annual Report are available on or about October 28, 2022.

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How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the Election of Directors Proposal;
●	“FOR” the Auditor Ratification Proposal;
●	“FOR” the Say-on-Pay Proposal; and
●	“FOR” the Plan Amendment and Restatement Proposal.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was published, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock at the close of business on October 25, 2022 will be entitled to vote at the meeting. As of the Record Date, there were 8,348,136 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote.

What is a quorum of stockholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If 33 1/3% of the shares outstanding and entitled to vote on the record date are present, either in person (by attending via live website www.usgold.vote) or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. There were 8,348,136 shares of our common stock issued and outstanding on the Record Date, and each share of common stock has one vote. The presence of holders of 2,782,712 (33 1/3%) votes will represent a quorum.

How many votes does it take to pass each matter?

Proposal 1: Election of Directors Proposal	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Auditor Ratification Proposal	The affirmative vote of a majority of the votes cast for or against this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2023, the Audit Committee of the Board may reconsider its appointment.

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Proposal 3: Say-on-Pay Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding basis, the compensation of our executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board as a whole value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 4: Plan Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to approve an amendment to the 2020 Stock Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Who may attend and how do I attend?

All holders of our common stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting (via webinar or phone call). Set forth below is a summary of the information you need to attend the Annual Meeting:

●	Access the webinar by visiting www.usgold.vote and following the webinar registration link and have your control number available to enter for verification;

●	Access the audio-only conference call by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International);

●	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

○	Stockholders of Record

■	Stockholders of record as of the Record Date can attend the Annual Meeting by visiting www.usgold.vote and following the webinar registration link to register at any time prior to the start of the Annual Meeting or by calling the live audio conference call at +1-877-407-3088 and presenting your unique control number on the proxy card.

○	Beneficial Owners

■	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on December 14, 2022. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At any time prior to the start of the Annual Meeting, visit www.usgold.vote and follow the instructions for webinar registration or access the live audio conference call at +1-877-407-3088 and present your unique control number.

■	Stockholders may submit live questions via webinar or on the conference line while attending the Annual Meeting.

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What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How to participate in and vote at the meeting

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on December 14, 2022. You will be able to vote your shares at the meeting by going to www.usgold.vote and clicking “Vote Your Proxy”. You will then enter the same control number you used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How to vote without participating in the meeting

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your control number.

By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.

By mail. Mark, date, sign and mail promptly the Proxy Card, ATTN: Shareholder Services.

By Fax. Mark, date, sign and fax the Proxy Card to 646-201-9006, ATTN: Shareholder Services.

At the Annual Meeting: If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you vote by Internet, fax or email, please do not mail your Proxy Card.

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Because of possible delays with the mails, we recommend you use the Internet or telephone to vote.

If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares no later than 5:00 p.m. Eastern Time on December 14, 2022. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask stockholders to instruct the proxy how to vote so that all common shares may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast either for or against Proposal 1, 3 and 4 and will have no impact on the result of the vote on these proposals. Broker non-votes are not applicable to Proposal 2 because your broker has discretion to vote your shares on such proposals. Abstentions will not be counted as votes cast either for or against Proposals 1, 2 and 3; however, abstentions on Proposal 4 will have the same effect as a negative vote on that proposal.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or “withheld” for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations as noted below. The Board has appointed George Bee and Eric Alexander, or either of them, to serve as the proxy for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

1.	By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your control number.
2.	By Email. Mark, date, sign and email the Proxy Card to proxy@equitystock.com, ATTN: Shareholder Services.
3.	By mail. Mark, date, sign and mail promptly the Proxy Card, ATTN: Shareholder Services.
4.	By Fax. Mark, date, sign and fax the Proxy Card to 646-201-9006, ATTN: Shareholder Services.
5.	At the Annual Meeting. If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy”. You may then enter the control number included on your Proxy Card and view the proposals and cast your vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “If my shares are held in “street name” by my broker, will my broker vote my shares for me?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on December 14, 2022, you will not be able to vote your nominee-held shares during the Annual Meeting.

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YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you are a record holder and sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

●	“FOR” the Election of Directors Proposal;
●	“FOR” the Auditor Ratification Proposal;
●	“FOR” the Say-on-Pay Proposal; and
●	“FOR” the Plan Amendment and Restatement Proposal.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?”. If your shares are held in street name and your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

The following matter is considered a routine matter. Therefore, if you do not vote on this proposal, your brokerage firm may choose to vote for you or leave your shares unvoted on this proposal:

●	Proposal 2: Auditor Ratification Proposal

Applicable rules, however, do not permit brokerage firms to vote their clients’ unvoted shares on the following proposals:

●	Proposal 1: Election of Directors Proposal;
●	Proposal 3: Say-on-Pay Proposal; and
●	Proposal 4: Plan Amendment and Restatement Proposal.

Therefore, if you do not vote on these proposals, your shares will remain unvoted on those proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on those proposals.

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How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered stockholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.	Delivering voter instructions to U.S. Gold Corp., ATTN: Corporate Secretary, 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked, which notice must be received before 5:00 p.m. ET on December 14, 2022;
2.	Completing and sending in voter instructions with a later date; or
3.	Attending the Annual Meeting and voting virtually.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by virtually attending the Annual Meeting and voting during the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact our Corporate Secretary, Eric Alexander, at 800-557-4550.

Proposals to be Presented at the Annual Meeting

We will present four proposals at the meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

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PROPOSALS OF SECURITY HOLDERS AT 2023 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received no later than June 30, 2023. However, pursuant to such rule, if the 2023 annual meeting is held on a date that is before November 16, 2023 or after January 15, 2024, then a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting. Such proposal must be submitted on or before the close of business at our headquarters at 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, Attention: Secretary.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our bylaws, and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between August 18, 2023 and September 17, 2023; provided, however, if and only if the 2023 annual meeting is not scheduled to be held between November 16, 2023 and February 24, 2024, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2023 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2023 annual meeting or (B) the date which is 90 days prior to the date of the 2023 annual meeting.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Our Annual Report is available online at www.usgold.vote. Upon the written request of a stockholder, the Company will provide, without charge, a copy of its Annual Report, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the SEC. The Company will furnish any exhibit to the Annual Report to any stockholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report or its exhibits should be addressed to Chief Financial Officer, U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or ir@usgoldcorp.gold.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers, directors and director nominees; and (iii) the Company’s executive officers and directors as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and addresses are c/o U.S. Gold Corp., 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801. For each current director and nominee for director, each executive officer named in the table and our directors and executive officers as a group, percentage of common stock ownership is based on 8,348,136 shares of common stock issued and outstanding as of the Record Date. For each owner of more than 5% of our common stock, the percentage of ownership is as of the Record Date unless otherwise indicated.

	Amount of Beneficial Ownership of Common Stock(1,2)
Name of Beneficial Owner	Number	Percent
Luke Norman(3)	463,828	5.56%

George Bee(4)	168,829	2.02%

Tara Gilfillan(5)	13,237	*

Robert W. Schafer(6)	114,757	1.37%

Michael Waldkirch(7)	19,450	*

Ryan K. Zinke(8)	30,861	*

Eric Alexander(9)	3,903	*

Kevin Francis(10)	1,437	*

Current Directors and Executive Officers as a group (8 persons)	816,302	9.78%

Phoenix Gold Fund Ltd(11)	628,652	7.53%

* Less than 1%.

(1)	The number of shares has been adjusted to reflect the reverse 1-for-10 reverse stock split effective March 17, 2020.
(2)	Beneficial ownership includes all stock options, warrants and restricted awards held by a shareholder that are currently exercisable or exercisable within 60 days of October 25, 2022.
(3)	Includes: (i) 307,098 unrestricted shares of common stock, (ii) 3,463 shares of common stock underlying vested restricted stock units, (iii) options to purchase 5,310 shares of common stock, all of which are currently exercisable and (iv) warrants to purchase 147,957 shares of common stock, all of which are currently exercisable. Mr. Norman has no voting rights with respect to the restricted stock units until the underlying shares are issued.

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(4)	Includes: (i) 164,077 unrestricted shares of common stock, (ii) options to purchase 15,928 shares of common stock, of which 3,982 are currently exercisable and (iii) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Excludes: (i) 125,450 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Bee’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (ii) 100,000 shares of common stock underlying unvested restricted stock units granted to Mr. Bee which are issuable upon Mr. Bee’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (iii) options to purchase 11,946 shares of common stock. Mr. Bee has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(5)	Includes: (i) 7,927 shares of common stock underlying vested restricted stock units which are issuable upon Ms. Gilfillan’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (ii) options to purchase 5,310 shares of common stock, all of which are currently exercisable. Ms. Gilfillan has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(6)	Includes: (i) 100,750 unrestricted shares of common stock, (ii) 7,927 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Schafer’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (iii) options to purchase 5,310 shares of common stock, all of which are currently exercisable and (iv) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Mr. Schafer has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(7)	Includes: (i) 6,154 unrestricted shares of common stock, (ii) 7,409 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Waldkirch’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (iii) options to purchase 5,310 shares of common stock, all of which are currently exercisable and (iv) warrants to purchase 577 shares of common stock, all of which are currently exercisable. Mr. Waldkirch has no voting rights with respect to the restricted stock units, the stock options or the warrants until the underlying shares are issued.
(8)	Includes: (i) 16,854 unrestricted shares of common stock, (ii) 7,927 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Zinke’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (iii) options to purchase 5,310 shares of common stock, all of which are currently exercisable and (iv) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Mr. Zinke has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(9)	Includes: (i) 1,540 unrestricted shares of common stock, (ii) options to purchase 6,372 shares of common stock, of which 1,593 are currently exercisable and (iii) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Excludes: (i) 42,186 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Alexander’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (ii) 25,000 shares of common stock underlying unvested restricted stock units granted to Mr. Alexander which are issuable upon Mr. Alexander’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (iii) options to purchase 4,779 shares of common stock. Mr. Alexander has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(10)	Includes: (i) 308 unrestricted shares of common stock, (ii) options to purchase 3,900 shares of common stock, of which 975 are currently exercisable and (iii) warrants to purchase 154 shares of common stock, all of which are currently exercisable. Excludes: (i) 12,133 shares of common stock underlying vested restricted stock units which are issuable upon Mr. Francis’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances), (ii) 7,661 shares of common stock underlying unvested restricted stock units granted to Mr. Francis which are issuable upon Mr. Francis’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (iii) options to purchase 2,925 shares of common stock. Mr. Francis has no voting rights with respect to the restricted stock units until the underlying shares are issued.
(11)	Includes: (i) 429,819 unrestricted shares of common stock reported in the Schedule 13 G/A filed with the SEC on January 4, 2022 (the “Phoenix SC 13 G/A”), (ii) 77,000 unrestricted shares of common stock and (iii) warrants to purchase 121,833 shares of common stock, all of which are currently exercisable. The business address of the beneficial owner as disclosed in the Phoenix SC 13 G/A is Suite 10.3, West Wing, Rohas PureCircle, No. 9 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia.

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PROPOSAL 1: ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of six members. The Nominating and Governance Committee and Board have unanimously approved the recommended slate of six directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation or removal. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the six persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name	Age	Position	Director Since
Luke Norman	51	Chairman	2022
George Bee	64	President, Chief Executive Officer and Director	2020
Tara Gilfillan	52	Director	2020
Robert W. Schafer	69	Director	2020
Michael Waldkirch	53	Director	2021
Ryan K. Zinke	60	Director, Consultant	2019

The Nominating and Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election or re-election as a member of our Board.

Nominees Biographies

Luke Norman has served since December 2017 as the chief executive officer, president and director of Northern Lion Gold Corp., a Canada-based mineral exploration company listed on the TSX Venture Exchange. Since March 2021, he has also served as the chief executive officer and director of Leviathan Gold Ltd., another mineral exploration company listed on the TSX Venture Exchange. Since 2000, Mr. Norman has served as an independent consultant to companies in the metals and mining industry. He has also served since 2016 as the chairman of Silver One Resources and since 2020 as a director of Black Mountain Gold USA Corp., both of which are mineral exploration companies listed on the TSX Venture Exchange. Mr. Norman was among the founding shareholders of Gold King Corp., a private company that combined with our predecessor, Dataram Corporation, in 2016 to form U.S. Gold Corp. Mr. Norman is qualified to serve as Chairman of our Board of Directors because of his expertise in mineral exploration, finance, corporate governance, mergers and acquisitions and corporate leadership.

George Bee has been serving as our director since November 2020, as our President since August 2020 and as our Chief Executive Officer since November 2020. Mr. Bee was appointed Chairman of our Board in March 2021 and served in this role until May 2022. He is a senior mining industry executive, with deep mine development and operational experience. He has an extensive career advancing world-class gold mining projects in eight countries on three continents for both major and junior mining companies. Currently, he serves as the Company’s President, a position he has held since August 2020, when, pursuant to the terms and conditions of the Merger Agreement, Mr. Karr relinquished his position as President and our Board appointed Mr. Bee as President of the Company, effective on the closing of the Merger. In 2018, Mr. Bee concluded a third term with Barrick Gold Corporation (“Barrick Gold”) (NYSE: GOLD) as Senior VP Frontera District in Chile and Argentina working to advance Pascua Lama feasibility as an underground mine. This capped a 16-year tenure at Barrick Gold, where he served in multiple senior level positions, including Mine Manager at Goldstrike during early development and operations, Operations Manager at Pierina Mine taking Pierina from construction to operations, and General Manager of Veladero developing the project from advanced exploration through permitting, feasibility and into production. Previously, Mr. Bee held positions as CEO and Director of Jaguar Mining Inc. between March 2014 and December 2015, President and CEO of Andina Minerals Inc. from February 2009 until January 2013 and Chief Operating Officer for Aurelian Resources, Inc. from 2007 to 2009. As Chief Operating Officer of Aurelian Resources in 2007, he was in charge of project development for Fruta del Norte in Ecuador until Aurelian was acquired by Kinross Gold in 2008. Mr. Bee has served on the board of directors of Stillwater Mining Company, Sandspring Resources Ltd., Jaguar Mining, Peregrine Metals Ltd. and Minera IRL. He received a Bachelor of Science degree from the Camborne School of Mines in Cornwall, United Kingdom. He also holds ICD.D designation from the Institute of Corporate Directors. Mr. Bee is qualified to serve on the Board because of his deep industry-knowledge and global experience in senior leadership roles.

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Tara Gilfillan has been serving as our director since November 2020. She is a CPA with over 25 years of experience as a financial executive and serial entrepreneur. She is currently the Founder and President of Optimize Group Inc. established November 2017, a mine-to-mill project development engineering company with offices in three continents. As part of the start-up of Optimize Group Inc. she recently held the position of CFO for Red Pine Exploration Inc. (TSX-V: RPX) from February 2018 to November 2019, and Honey Badger Exploration Inc. (TSX-V: TUF) and MacDonald Mines Exploration Ltd. (TSX-V: BMK) from May 2019 to December 2019. Prior to that she co-founded Halyard Inc. a project engineering company where she was the CFO and VP of Corporate Development from December 2013 to June 2017. Ms. Gilfillan has held senior executive positions including CFO and Controller of several mining companies, CFO, and interim CEO of a global engineering consulting company as well as senior executive positions outside of the mining industry. Ms. Gilfillan is a certified Independent Corporate Director, Director (ICD.D) with over 10 year of board experience including being the Chairperson and Chair of the audit committee of two gold junior mining companies, Honey Badger Exploration Inc. and MacDonald Mines Exploration Ltd. from May 2017 until May 2019. In addition, she has held the position of Director of DRA Americas Inc. from November 2009 to June 2013 and several non-profit industry boards. On July 2020 she became a director of Mining Supplier Trade Association. Ms. Gilfillan is experienced in financial turnarounds, acquisitions, valuations, risk reviews, corporate governance, business and tax strategy, project development, international operations, marketing, and financial reporting for privately held & public companies (US & Canada). She gained her CPA while working at PricewaterhouseCoopers and received a Bachelor of Commerce from Queens University, Ontario Canada. Ms. Gilfillan is qualified to serve on the Board because of her financial expertise coupled with her deep knowledge of the mining industry.

Robert W. Schafer, P.GEO, MSC., has been serving as our director since November 2020. He is a registered professional geologist with over 35 years international experience exploring for and discovering mineral deposits, four were producing mines including the Briggs (over one million ounces) and Griffon gold mines in the Western United States and Birkachan (over one million ounces) gold mine in far east Russia, and identifying, evaluating and structuring business transactions globally having worked in more than 80 countries. Currently, Mr. Schafer is the Chief Executive Officer of Eagle Mines Management LLC, a globally active private natural resources corporation, which he founded in 2016. Prior to this, from 2004 to 2015, he served as Executive Vice President of Business Development at Hunter Dickinson Services Inc., a diversified, global mining group. Mr. Schafer also previously served as Vice President, Exploration of Kinross Gold Corporation (NYSE: KGC), a senior gold mining company with a diverse portfolio of mines and projects, from 1996 to 2003. Prior to that, he held senior positions at BHP Minerals and Billiton Metals. Mr. Schafer is the 2020 to 2021 president of the Society for Mining, Metallurgy and Exploration (“SME”). He is also past president and board member of the Prospector & Developers Association of Canada (“PDAC”), past president of the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”), and past president of the Mining and Metallurgical Society of America. He was a member of the board of governors for the U.S. National Mining Hall of Fame and a member of the board of directors of the Canadian Mining Hall of Fame. He is the first person to hold all of these leadership roles in both the U.S. and Canada. Mr. Schafer is also the recipient of the William Lawrence Saunders Gold Medal from AIME, as well as the prestigious Daniel C. Jackling Award and Robert A. Dreyer Award from SME for technical achievements and leadership in the mining industry during his career. He is a fellow of the Society of Economic Geologists, CIM, and SME, and a certified director under Institute of Corporate Directors. Mr. Schafer has served on the board of directors of select mining companies, including his current service on the boards of directors of Amur Minerals Corporation (AIM: AMC), Volcanic Gold Mines Inc. (TSX-V: VG) and Trillium Gold Mines Inc. (TSX-V: TGM). His prior board service includes, Lincoln Mining (TSX-V: LMG), Orex Minerals (TSX -V: REX), Orosur Minerals (TSX: OMI), and Cardinal Resources (ASX and TSX: CDV). Robert earned a BS and MS in Geology at Miami University (Ohio) as well as an MS in Mineral Economics and completed studies and research toward a PhD in Geology at the University of Arizona. He also completed the Executive Business Management program at Stanford. Mr. Schafer is qualified to serve on the Board because of his exceptional industry knowledge and experience as well as his extensive experience serving on boards of directors.

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Michael Waldkirch has been serving as our director since January 2021. Mr. Waldkirch is a Chartered Professional Accountant in the U.S. and Canada since 1998 and was the Chief Financial Officer of Gold Standard Ventures Corp. (TSX: GSV) (NYSE American: GSV) in Vancouver, British Columbia, Canada. He has also held the position of Senior Partner with the public accounting firm Michael Waldkirch and Company Inc., Chartered Professional Accountants, in Vancouver, B.C. since 1999. From 1997 to 2011, he held the position of principal with JBH Professional Services Inc., a business consulting firm located in Richmond, B.C. Mr. Waldkirch holds a Bachelor of Arts in Economics from the University of British Columbia. Mr. Waldkirch is qualified to serve on the Board because of his financial expertise coupled with his deep knowledge of the mining industry.

The Honorable Ryan K. Zinke has been serving as our director since April 2019. He was elected as a Montana State Senator and later twice elected as Montana’s sole member of the US House of Representatives. He served on the House Armed Services and Natural Resources committees. In 2016, Congressman Zinke was nominated by President Donald J. Trump and later confirmed by the US Senate to serve as the 52nd US Secretary of the Interior. As Secretary, he was a champion of restoring the voice of state and local communities in land and wildlife management decisions, established and protected wildlife corridors, budgeted for the largest investment in our Nation’s history for National Parks, increased public access for recreation and traditional use, and was the principle architect of the American Energy “Dominance” policy. After 31 years of public service, President Trump accepted his resignation in 2019. He has also served on the boards of directors of Continental Divide International, LCC Director and Double Tap, LLC. The Honorable Ryan K. Zinke is the author of American Commander and serves on numerous boards. He holds an MBA in Finance, an MS in Global Leadership, and a BS in Geology. Mr. Zinke is qualified to serve on the Board because of his extensive knowledge of governmental regulations as well as his proven track record of exceptional leadership and public service.

Unless authority to vote for the nominees named above is withheld, the shares represented by the proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Board Diversity Matrix (as of October 25, 2022)

Total Number of Directors: 6

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Family Relationships

There are no family relationships among our executive officers and directors.

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Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Vote Required

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

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CORPORATE GOVERNANCE

General

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of our Company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and committee charters can be found on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Governance” and then to “Governance Documents.”

The Nominating and Governance Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and committee charters to ensure that they take into account our developments, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Ethics and Business Conduct and Whistleblower Policy

Our Code of Ethics and Business Conduct (the “Code”), which was amended and restated as of November 2020, applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions. This includes our President and Chief Executive Officer and our Chief Financial Officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was initially amended and restated in 2014 (and subsequently amended and restated in 2015, 2017, 2018 and 2020) to better reflect our expanding global operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our President and Chief Executive Officer and Chief Financial Officer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website (www.usgoldcorp.gold) or in a report filed with the SEC on Form 8-K.

We also have adopted a Whistleblower Policy in November 2020, providing a platform to receive, retain and retreat concerns and complaints about accounting, internal accounting controls, auditing matters, fraud, any violation of law, or rules or regulations or our Code, free of any retaliation or harassment. The Whistleblower Policy can be found on our website at www.usgoldcorp.gold by following the link to “Investors.” We intend to disclose any amendments to, or waivers from, our Whistleblower Policy at the same website address provided above.

Board Composition

Our Articles of Incorporation, as amended (the “Charter”), and our Second Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of no more than fifteen (15) and no less than three (3) members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Independence of Directors

Our Board is currently comprised of six members, four of whom are independent directors. Assuming the Company’s Director Nominees are elected at the Annual Meeting, the Board will be comprised of six members, four of whom will be independent directors. If elected at the Annual Meeting, Mr. Bee and Mr. Norman will not be independent directors.

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The Board, upon recommendation of the Nominating and Governance Committee, unanimously determined that each of Messrs. Zinke, Schafer and Waldkirch and Ms. Gilfillan is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director does not have a relationship that, in the opinion of the Board, would interfere with exercising independent judgment in carrying out such director’s responsibilities, even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none.

Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the Chief Executive Officer and Chairman, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for us at the present time is for Mr. Bee to serve as our Chief Executive Officer and Mr. Norman as Chairman. The Board made this determination in light of Mr. Bee and Mr. Norman’s experience, which allow them to bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders. The Board believes this structure has served us well since May 2022.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. As part of its ongoing evaluation of the most effective leadership structure for us, in May 2022, the independent directors decided to separate the roles of Chief Executive Officer and Chairman. Mr. Norman has served as Chairman of the Board since May 2022 and Mr. Bee has served as our Chief Executive Officer since November 2020.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at our annual meeting. Each member of the Board that was a director at the time attended the annual meeting of stockholders in 2021.

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Excluding Luke Norman, the non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate.

During the fiscal year ended April 30, 2022, the Board held 5 regular and special meetings, the Audit Committee held 4 regular and special meetings, the Compensation Committee held 2 regular and special meetings, and the Nominating and Governance Committee held 1 regular meeting. The Technical Committee did not hold any regular or special meetings during the fiscal year ended April 30, 2022. Each director attended at least 80% of the total number of meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

Board of Directors Role in Risk Oversight

Our Board plays an active role in our risk oversight, including with respect to risks related to cybersecurity. The Board does not have a formal risk management committee but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Code of Ethics and Business Conduct (the “Code of Ethics” or the “Code”). The Compensation Committee oversees risks arising from our compensation policies and programs. The Compensation Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to our policies and practices regarding significant issues of corporate responsibility.

Committees of the Board

Our Board has four standing committees: (1) Audit (the “Audit Committee”), (2) Compensation (the “Compensation Committee”), (3) Nominating and Governance (the “Nomination and Governance Committee”) and (4) Technical (the “Technical Committee”). Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules (as defined below). Each of the committees operates pursuant to its charter. The committee charters are reviewed annually by the Nominating and Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Corporate Governance.”

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
●	reviewing the internal audit function, including its independence, plans, and budget;
●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
●	reviewing our internal controls with the independent auditor, the internal auditor, and management;
●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
●	overseeing our financial compliance system; and
●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

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The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the Nasdaq’s Stock Market Rules (the “Stock Market Rules”). The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that Tara Gilfillan and Michael Waldkirch meet the qualifications of an Audit Committee financial expert as defined by the rules of the SEC. Our Audit Committee currently consists of the following members: Tara Gilfillan, Michael Waldkirch and Robert W. Schafer. Ms. Gilfillan serves as Chairman of the Audit Committee. The Audit Committee is in compliance with Stock Market Rule 5605(2)(A).

Compensation Committee

The Compensation Committee is responsible for:

●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
●	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
●	negotiating and overseeing employment agreements with officers and directors; and
●	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. Our Compensation Committee currently consists of the following members: Robert W. Schafer, Michael Waldkirch and Tara Gilfillan. Mr. Schafer serves as Chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Stock Market Rules. Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to subcommittees if the Compensation Committee determines such delegation would be in the best interest of the Company. In reviewing the compensation of our executive officers other than our Chief Executive Officer, we consider the input of our Chief Executive Officer.

The Company paid Bedford Resources Inc. (“Bedford Resources”) $15,576 to perform a compensation analysis as it relates to the Company’s directors and executive officers, during the fiscal year ended April 30, 2022. Bedford Resources was engaged by our Chief Executive Officer and the Compensation Committee and was asked to address the following: (1) develop a compensation peer group for the Company that reflects its profile, stage of development and headquarters location, (2) based upon the approved peer group, benchmark the following: (a) executive management cash compensation, including base salary, annual bonus and short-term incentive plan eligibility, (b) executive management long-term incentive plan awards and total compensation, (c) executive management long-term incentive plan composition breakdown (options, restricted stock units, performance stock units) and (d) director compensation, and (3) to work with the Company’s management and Board to develop a short-term incentive plan scorecard.

Nominating and Governance Committee

The Nominating and Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and committee Charters;

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●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
●	overseeing the Company’s compliance program, including the Code of Conduct; and
●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Governance Committee. Our Nominating and Governance Committee currently consists of the following members: Robert W. Schafer, Michael Waldkirch and Tara Gilfillan. Mr. Schafer serves as Chairman of the Nominating and Governance Committee.

Technical Committee

The Technical Committee, among other things, is responsible for:

●	assisting management and the Board of Directors in fulfilling its responsibilities regarding the advancement of the Company’s projects, including economic analysis, preparations for mining and such other matters as may be requested.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Technical Committee. Our Technical Committee currently consists of the following members: George Bee, Ryan K. Zinke, Robert W. Schafer and Tara Gilfillan. Mr. Zinke serves as the Chairman of the Technical Committee.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to us and our success. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and us, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates for the fiscal year ended April 30, 2022.

The Nominating and Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management, or third parties. Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary at the address appearing on the first page of this proxy statement. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our Bylaws, including among other things, the name, age and address of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

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Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the year ended April 30, 2022. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended April 30, 2022, which includes the consolidated balance sheets of the Company as of April 30, 2022 and April 30, 2021, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the years in the two-year period ended April 30, 2022, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report.

AUDIT COMMITTEE
Tara Gilfillan
Michael Waldkirch
Robert W. Schafer

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

U.S. Gold Corp.

c/o Corporate Secretary

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. Stockholders should specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the corporate secretary, to matters on the Board’s agenda.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and stockholders who own more than 10% of our stock to file forms with the SEC to report their ownership of our stock and any changes in ownership. We assist our directors and executive officers by identifying reportable transactions of which it is aware and preparing and filing their forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to us. We have reviewed all forms provided to us. Based on that review and on written information given to use by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for one late filing involving Kevin Francis, our Vice President - Exploration and Technical Services.

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DIRECTOR COMPENSATION

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. We currently pay members of our Board $6,000 per quarter in cash and compensate the Board through the issuance of restricted stock units. Until November 9, 2021, we also compensated our Board through the issuance of stock option awards and restricted stock. Our Audit Committee chair receives $2,500 per quarter in cash and all other committee chairs receive $2,000 per quarter in cash. These arrangements compensate our directors for their Board responsibilities while aligning their interests with the long-term interests of our stockholders. Directors who are employees of the Company receive no additional cash compensation or equity compensation for serving on the Board.

While the Company does not require directors and officers to own a specific minimum number of shares of the Company’s common stock, the Company believes that each director and corporate officer should have a substantial personal investment in the Company. Under the Company’s Policy on Insider Information and Insider Trading, which applies to the Company’s directors, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities.

The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2022 paid or provided to each of our non-employee directors who served in such capacity at any time during the most recent fiscal year. Other than as set forth in the table, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Ryan K. Zinke(3)	$32,000	$74,000	$24,000	$36,000	$166,000
Robert W. Schafer(4)	$40,000	$24,000	$24,000	$-	$88,000
Tara Gilfillan(5)	$34,000	$24,000	$24,000	$-	$82,000
Michael Waldkirch(6)	$24,000	$24,000	$24,000	$-	$72,000

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2022 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Represents the aggregate grant date fair value for options granted by us in fiscal year 2022 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for details as to the assumptions used to determine the fair value of the option awards.
(3)	Concurrent with the appointment of Mr. Zinke to our Board of Directors, we retained Mr. Zinke as a consultant, and pursuant to such arrangement, Mr. Zinke provided certain consulting services under the terms of a one-year consulting agreement (the “Consulting Agreement”). Effective April 16, 2019, the Consulting Agreement was expanded, to which Mr. Zinke provided certain consulting services to us, including investor relations and governmental relations services. On January 7, 2021, we entered into another one-year consulting agreement (the “January 2021 Agreement”) with Mr. Zinke, which was again extended on January 6, 2022 (the “January 2022 Agreement”). Pursuant to the January 2022 Agreement, Mr. Zinke will provide services related to investor and strategic introductions to potential industry partners and assistance with government relations. In consideration for the services, Mr. Zinke will be paid an annual fee of $86,000 consisting of shares of the Company’s common stock with a value of $50,000 and cash payments of $36,000, paid $3,000 per month. In January 2022, we issued 3,222 shares of common stock pursuant to the January 2022 Agreement. We paid a total of $86,000 in cash and shares for consulting fees to Mr. Zinke during the year ended April 30, 2022. As of April 30, 2022, Mr. Zinke had outstanding options to purchase 5,310 shares of our common stock and outstanding restricted stock unit awards of 7,927 shares of our common stock.
(4)	As of April 30, 2022, Mr. Schafer had outstanding options to purchase 5,310 shares of our common stock and outstanding restricted stock unit awards of 7,927 shares of our common stock.
(5)	As of April 30, 2022, Ms. Gilfillan had outstanding options to purchase 5,310 shares of our common stock and outstanding restricted stock unit awards of 7,927 shares of our common stock.
(6)	As of April 30, 2022, Mr. Waldkirch had outstanding options to purchase 5,310 shares of our common stock and outstanding restricted stock unit awards of 7,409 shares of our common stock.

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EXECUTIVE OFFICERS

As of October 24, 2022, the following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer/ Director Since
George Bee	64	President, Chief Executive Officer and Director	2020
Eric Alexander	55	Chief Financial Officer	2020
Kevin Francis	62	Vice President – Exploration and Technical Services	2021

The biography for George Bee is contained in the information disclosures relating to the Company’s nominees for director.

Eric Alexander has been our Chief Financial Officer since September 2020. Mr. Alexander has over 30 years of corporate, operational and business experience, and over 15 years of mining industry experience. Previously he served as Corporate Controller of Helix Technologies, Inc., a publicly traded software and technology company from April 2019 to September 2020. Prior to that, he served as the Vice President Finance and Controller of Pershing Gold Corporation, a mining company (formerly NASDAQ: PGLC), from September 2012 until April 2019. Prior to that, Mr. Alexander was the Corporate Controller for Sunshine Silver Mines Corporation, a privately held mining company with exploration and pre-development properties in Idaho and Mexico, from March 2011 to August 2012. He was a consultant to Hein & Associates LLP from August 2012 to September 2012 and a Manager with Hein & Associates LLP from July 2010 to March 2011. He served from July 2007 to May 2010 as the Corporate Controller for Golden Minerals Company (and its predecessor, Apex Silver Mines Limited), a publicly traded mining company with operations and exploration activities in South America and Mexico. In addition to his direct experience in the mining industry, he has also held the position of Senior Manager with the public accounting firm KPMG LLP, focusing on mining and energy clients. Mr. Alexander has a B.S. in Business Administration (concentrations in Accounting and Finance) from the State University of New York at Buffalo and is also a licensed CPA.

Kevin Francis has been our Vice President – Exploration and Technical Services since July 2021. Mr. Francis has held many senior roles within the mining industry, including VP of Project Development for Aurcana Corporation, VP of Technical Services for Oracle Mining Corporation, VP of Resources for NovaGold Resources and Principal Geologist for AMEC Mining and Metals. Most recently, he consulted to U.S. Gold Corp. as Principal of Mineral Resource Management LLC, a consultancy providing technical leadership to the mining industry, as well as through his association with Gustavson Associates (a member of WSP) since September 2020. Mr. Francis is a “qualified person” as defined by SEC S-K 1300 and Canadian NI 43-101 reporting standards and holds both an M.S. degree and a B.A. in geology from the University of Colorado.

Summary Compensation Table

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer (“PEO”) during the fiscal year ended April 30, 2022; (ii) our two most highly compensated executive officers, other than the individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of April 30, 2022, with compensation during such fiscal year of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on April 30, 2022. We refer to these individuals as our “named executive officers.” For the fiscal year ended April 30, 2022, other than our PEO, we had two executive officers, Mr. Alexander and Mr. Francis, who received compensation of $100,000 or more.

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Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option awards ($)(3)		All other compensation ($)	Total ($)
George Bee	2022	$300,000	$176,375	$176,375	(4)	$72,000	(6)	$-	$724,750
Chief Executive Officer (PEO)	2021	$225,000	-	$2,242,000	(5)	-		-	$2,467,000

Eric Alexander	2022	$232,000	$119,105	$119,105	(7)	$28,800	(9)	$-	$499,010
Chief Financial Officer (Principal Financial and Accounting Officer)	2021	$135,000	-	$560,500	(8)	-		-	$695,500

Kevin Francis Vice President - Exploration and Technical Services	2022	$172,917	$30,995	$30,995	(10)	$17,600	(11)	$-	$252,507

(1)	The annual bonus for the executives is determined by the Board of Director’s Compensation Committee and subject to annual review and renegotiation. The current bonus targets for each executive as a percentage of base salary are as follows:

●	President and Chief Executive Officer (CEO): 100%, bonus paid in a form to be determined by the Board.
●	Chief Financial Officer (CFO): 100%, bonus paid in a form to be determined by the Board.
●	Vice President - Exploration and Technical Services (VP): 75%, bonus paid in a form to be determined by the Board.

(2)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal years 2022 and 2021 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for details as to the assumptions used to determine the fair value of the stock awards.
(3)	Represents the aggregate grant date fair value for options granted by us in fiscal years 2022 and 2021 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for details as to the assumptions used to determine the fair value of the option awards.
(4)	Represents restricted stock units covering 25,450 shares granted as long-term incentive compensation on January 24, 2022. The restricted stock units vested immediately on the date of grant.
(5)	Represents restricted stock units covering 200,000 shares granted as long-term incentive compensation on December 9, 2020. 25% vested immediately upon grant and 25% vests annually on the anniversary of the grant-date over the three years ending December 9, 2021 through December 9, 2023.
(6)	Represents stock options covering 15,928 shares granted as long-term incentive compensation on January 24, 2022. 25% vested immediately upon grant and 25% vests annually on the anniversary of the grant-date over the three years ending January 24, 2023 through January 24, 2025.
(7)	Represents restricted stock units covering 17,186 shares granted as long-term incentive compensation on January 24, 2022. The restricted stock units vested immediately on the date of grant.
(8)	Represents restricted stock units covering 50,000 shares granted as long-term incentive compensation on December 9, 2020. 25% vested immediately upon grant and 25% vests annually on the anniversary of the grant-date over the three years ending December 9, 2021 through December 9, 2023.
(9)	Represents stock options covering 6,372 shares granted as long-term incentive compensation on January 24, 2022. 25% vested immediately upon grant and 25% vests annually on the anniversary of the grant-date over the three years ending January 24, 2023 through January 24, 2025.
(10)	Represents restricted stock units covering 4,472 shares granted as long-term incentive compensation on January 24, 2022. The restricted stock units vested immediately on the date of grant.
(11)	Represents stock options covering 3,900 shares granted as long-term incentive compensation on January 24, 2022. 25% vested immediately upon grant and 25% vests annually on the anniversary of the grant-date over the three years ending January 24, 2023 through January 24, 2025.

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Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our Named Executive Officers.

On December 4, 2020, we entered into an employment agreement with our President, Chief Executive Officer and Chairman, George Bee (the “Bee Employment Agreement”). The term of employment commenced on or about October 28, 2020 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Bee Employment Agreement. Mr. Bee receives a base salary of $300,000 per year. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the board. Mr. Bee would also be entitled to receive certain payments upon separation either before or after a change of control, as summarized below in “Potential Payments upon Termination”. Mr. Bee was issued 25,450 restricted stock units and 15,928 stock options as long-term incentive compensation during the year ended April 30, 2022.

On December 4, 2020, we entered into an employment agreement with our Chief Financial Officer, Eric Alexander (the “Alexander Employment Agreement”). The term of employment commenced on or about October 28, 2020 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Alexander Employment Agreement. Effective September 2021, Mr. Alexander receives a base salary of $240,000 per year. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the board. Mr. Alexander would also be entitled to receive certain payments upon separation either before or after a change of control, as summarized below in “Potential Payments upon Termination”. Mr. Alexander was issued 17,186 restricted stock units and 6,372 stock options as long-term incentive compensation during the year ended April 30, 2022.

On July 19, 2021, we entered into an employment agreement with our Vice President - Exploration and Technical Services, Kevin Francis (the “Francis Employment Agreement”). The term of employment commenced on or about July 19, 2021 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Francis Employment Agreement. Effective September 2021, Mr. Francis receives an annual base salary of $220,000 per year. The agreement provides for a bonus in an amount up to 75% of the base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the board. Mr. Francis would also be entitled to receive certain payments upon separation either before or after a change of control, as summarized below in “Potential Payments upon Termination”. Mr. Francis was issued 4,472 restricted stock units and 3,900 stock options as long-term incentive compensation during the year ended April 30, 2022.

Equity Compensation Plan Information

On August 6, 2019, the Board approved and adopted, subject to stockholder approval, the U.S. Gold Corp. 2020 Stock Incentive Plan (the “2020 Stock Plan”). The 2020 Stock Plan reserves 1,167,095 shares for future issuance to officers, directors, employees and contractors as directed from time to time by the Compensation Committee. The Board directed that the 2020 Stock Plan be submitted to the Company’s stockholders for their approval at the 2019 Annual Meeting of Stockholders of the Company (the “2019 Annual Meeting”), which was held on September 18, 2019. The 2020 Stock Plan was approved by a vote of stockholders at the 2019 Annual Meeting.

Equity Compensation Plan Information (as of April 30, 2022)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	589,462	$11.65	577,633
Equity compensation plans not approved by security holders	-	-	-
Total	589,462	$11.65	577,633

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended April 30, 2022, to each of our named executive officers and directors during the 2022 fiscal year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
George Bee	3,982	11,946	$6.93	01/24/2027	100,000	(1)	$1,121,000
Eric Alexander	1,593	4,779	$6.93	01/24/2027	25,000	(2)	$280,250
Kevin Francis	975	2,925	$6.93	01/24/2027	11,492	(3)	$112,502

(1)	The restricted stock unit awards vests 25% on the date of grant, and 25% on the first, second and third anniversaries of the date of grant, subject to certain restrictions and conditions set forth in the 2020 Stock Plan.
(2)	The restricted stock unit awards vests 25% on the date of grant, and 25% on the first, second and third anniversaries of the date of grant, subject to certain restrictions and conditions set forth in the 2020 Stock Plan.
(3)	The restricted stock unit awards vests 25% on the date of grant, and 25% on the first, second and third anniversaries of the date of grant, subject to certain restrictions and conditions set forth in the 2020 Stock Plan.

Potential Payments upon Termination

Under the Bee Employment Agreement, in the event the following occurs:

●	Termination by us for cause, by Mr. Bee for good reason, or due to Mr. Bee’s disability or death: We shall pay Mr. Bee in a lump sum (i) any unpaid portion of his accrued base salary and unused paid time off; (ii) any amounts payable to him pursuant to the terms of any retirement or welfare benefit plan, and (iii) any expense reimbursements payable pursuant to our reimbursement policy (the “Bee Accrued Obligations”). Unvested equity grants shall be forfeited as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement;

●	Termination by us without cause or by Mr. Bee for good reason outside of change in control period: In addition to the Bee Accrued Obligations, Mr. Bee shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Bee’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement; and

●	Termination by us without cause or by Mr. Bee for good reason within the change in control period: Mr. Bee shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Bee shall instead be equal to the sum of two times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs. Notwithstanding the foregoing, in the event Mr. Bee’s termination of employment by us without cause or Mr. Bee’s resignation for good reason occurs within the change in control period and at the time of such termination Mr. Bee’s base salary is equal to or less than $500,000, the lump-sum severance payment payable shall instead be equal to the sum of three times Mr. Bee’s then in effect annual base salary and 100% of Mr. Bee’s target annual bonus for the year in which the termination occurs.

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Under the Alexander Employment Agreement, in the event the following occurs:

●	Termination by us for cause, by Mr. Alexander for good reason, or due to Mr. Alexander’s disability or death: We shall pay Mr. Alexander in a lump sum (i) any unpaid portion of his accrued base salary and unused paid time off; (ii) any amounts payable to him pursuant to the terms of any retirement or welfare benefit plan, and (iii) any expense reimbursements payable pursuant to our reimbursement policy (the “Alexander Accrued Obligations”). Unvested equity grants shall be forfeited as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement;

●	Termination by us without cause or by Mr. Alexander for good reason outside of change in control period: In addition to the Alexander Accrued Obligations, Mr. Alexander shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Alexander’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement; and

●	Termination by us without cause or by Mr. Alexander for good reason within the change in control period: Mr. Alexander shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Alexander shall instead be equal to the sum of two times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs.

Under the Francis Employment Agreement, in the event the following occurs:

●	Termination by us for cause, by Mr. Francis for good reason, or due to Mr. Francis’s disability or death: We shall pay Mr. Francis in a lump sum (i) any unpaid portion of his accrued base salary and unused paid time off; (ii) any amounts payable to him pursuant to the terms of any retirement or welfare benefit plan, and (iii) any expense reimbursements payable pursuant to our reimbursement policy (the “Francis Accrued Obligations”). Unvested equity grants shall be forfeited as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement;

●	Termination by us without cause or by Mr. Francis for good reason outside of change in control period: In addition to the Francis Accrued Obligations, Mr. Francis shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Francis’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement; and

●	Termination by us without cause or by Mr. Francis for good reason within the change in control period: Mr. Francis shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Francis shall instead be equal to the sum of one and a half times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Described below are any transactions during the fiscal years ended April 30, 2022 and 2021 and any currently proposed transactions to which the Company was a party in which the amounts involved exceeded, or will exceed, the lower of either $120,000 or 1% of the average of our total assets at the year-end for the last two completed fiscal years.

Apart from any transactions disclosed herein and the agreements with our executive officers as disclosed under “Executive Officers—Narrative Disclosure to Summary Compensation Table”, no such transaction was entered into with any related person during the last two fiscal years. Such transactions were entered into and will be entered into only if found to be in our best interest and approved in accordance with our Code of Ethics, which is available on our website.

For the fiscal year ended April 30, 2022, we entered into the following transactions:

●

On January 7, 2022, we extended (the “January 2022 Extension”) the January 2021 Agreement (as defined below) for an additional year. The remuneration described in the January 2021 Agreement remained the same. The January 2022 Extension with Ryan K. Zinke, a director, is to provide services related to investor and strategic introductions to potential industry partners and assistance with government relations. In consideration for the services provided pursuant to the January 2022 Extension, Mr. Zinke will be paid an annual fee of $86,000 consisting of shares of the Company’s common stock with a value of $50,000 and cash payments of $36,000, paid $3,000 per month. In January 2022, we issued 5,814 shares of common stock pursuant to the January 2022 Extension. We paid a total of $86,000 in cash and shares for consulting fees to Mr. Zinke during the year ended April 30, 2022.

●	On March 10, 2021, we entered into a consulting agreement (the “March 2021 Agreement”) with Luke Norman pursuant to which Mr. Norman is to provide services related to investor and strategic introductions for potential mergers and acquisitions and other potential and strategic relationships to add shareholder value. On March 10, 2022, we extended the March 2021 Agreement for an additional 12 months (the “March 2022 Extension”). The terms of the March 2022 Extension remain the same as stipulated in the March 2021 Agreement. In consideration for the services provided pursuant to the March 2022 Extension, Mr. Norman will be paid an annual fee of $250,000 consisting of shares of the Company’s common stock with a value of $130,000 and cash payments of $120,000, paid $10,000 per month. In March 2022, we issued 14,286 shares of common stock pursuant to the extension of the March 2021 Agreement. We paid a total of $250,000 in cash and shares for consulting fees to Mr. Norman during the year ended April 30, 2022.

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For the fiscal year ended April 30, 2021, we entered into the following transactions:

●	On January 7, 2021, we entered into a one-year consulting agreement (“January 2021 Agreement”) with Ryan K. Zinke, a director, to provide services related to investor and strategic introductions to potential industry partners and assistance with government relations. In consideration for the services, Mr. Zinke will be paid an annual fee of $86,000 consisting of shares of the Company’s common stock with a value of $50,000 and cash payments of $36,000, paid $3,000 per month. In January 2021, we issued 3,222 shares of common stock pursuant to the January 2021 Agreement. We paid a total of $65,750 in cash and shares for consulting fees to Mr. Zinke during the year ended April 30, 2021.

●

On September 16, 2020, we and David Rector, our former Chief Operating Officer, agreed by mutual understanding, that Mr. Rector’s employment as an officer and employee of the Company was terminated, effective as of October 31, 2020. In connection with Mr. Rector’s departure, we entered into a General Release and Severance Agreement with Mr. Rector, pursuant to which Mr. Rector provided certain transition services to us from the Separation Date until December 31, 2020. We paid consulting fees to Mr. Rector of $30,000 in cash after his termination.

●	On March 19, 2021, we and Edward Karr, the Company’s former Chairman, agreed by mutual understanding, that Mr. Karr’s employment as an officer and employee, and his service as a member of the board of directors, of the Company was terminated, effective March 19, 2021. In connection with Mr. Karr’s departure, we entered into a General Release and Severance Agreement (the “Karr Separation Agreement”) with Mr. Karr, as amended, pursuant to which Mr. Karr provided certain transition services to us through the Separation Date (as defined in the Karr Separation Agreement). Pursuant to the Karr Separation Agreement, Mr. Karr was entitled to receive any equity awards granted to Mr. Karr by us. Additionally, on March 19, 2021, we entered into a one-year agreement (“March 2021 Agreement”) for general corporate advisory services to be provided by Mr. Karr for an annual fee of $180,000 consisting of shares of the Company’s common stock with a value of $60,000 and cash payments of $120,000 payable $10,000 per month. We paid consulting fees to Mr. Karr of $13,871 in cash during the year ended April 30, 2021.

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PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Marcum LLP (“Marcum”), independent public accountant, to audit our financial statements for the fiscal year ending April 30, 2023. A representative of Marcum is expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained Marcum as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2022.

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firm:

	2022	2021
Audit Fees (1)	$198,790	$118,693
Audit-related fees (2)	11,330	18,025
Tax fees(3)	-	-
All Other Fees(4)	-	-
Total fees	$210,120	$136,718

(1) Audit Fees: Audit fees paid to Marcum for professional services associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, consultations concerning financial accounting and reporting standards, and regulatory filings.

(2) Audit-related fees: For assurance and related services that were reasonably related to the performance of the audit or review of financial statements and not reported under “Audit Fees”.

(3) Tax Fees: Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

(4) Other Fees: Consist of fees for product and services other than the services reported above.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which is available on our website at www.usgoldcorp.gold. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2022, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2022 with management and Marcum, our independent public accountant;

●	discussed with Marcum the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

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●	received written disclosures and the letter from Marcum regarding its independence as required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee and the Audit Committee further discussed with Marcum its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Our Audit Committee approved all services that our independent accountant provided to us in the past two fiscal years.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum as our independent public accountant, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for or against this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum as the Company’s independent public accountant for the fiscal year ending April 30, 2023, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL 3: SAY-ON-PAY PROPOSAL

Section 14A of the Securities Exchange Act of 1934, as amended (which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2022 Proxy Statement, as such compensation is disclosed in the Company’s 2022 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board, any board committee or the Company relating to the compensation of the Named Executive Officers; or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any board committee or the Company. It is anticipated that the next advisory vote to approve executive compensation will be presented at our annual meeting of stockholders held in 2025 and that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2025.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding basis the compensation of our executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

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PROPOSAL 4: PLAN AMENDMENT AND RESTATEMENT PROPOSAL

Background and Purpose

The Board is seeking the approval of our stockholders of an amendment and restatement of the U.S. Gold Corp. 2020 Stock Plan, which amendment and restatement was adopted by the Board on October 25, 2022, subject to stockholder approval (the “Amended and Restated 2020 Stock Plan”). The 2020 Stock Plan was originally approved by the Board on August 6, 2019 and became effective upon its approval by our stockholders on September 18, 2019 (the “Effective Date”). The 2020 Stock Plan was subsequently amended on August 31, 2020 to increase the number of shares available under the 2020 Stock Plan, and that amendment was approved by the stockholders at our 2020 Annual Meeting (the “2020 Amendment”).

Under the 2020 Stock Plan, we originally reserved a total of 3,307,104 shares of the Company’s common stock, plus shares of our common stock covered by Prior Plan Awards (defined below), for issuance as awards to key employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. On March 17, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of common stock such that, after giving effect to the reverse stock split and other adjustments, there were 330,710 shares of the Company’s common stock, plus shares covered by Prior Plan Awards, reserved for issuance under the 2020 Stock Plan. The 2020 Amendment increased the number of shares of our common stock available for issuance pursuant to awards under the 2020 Stock Plan by 836,385 shares, to a total of 1,167,095 shares of our common stock, plus any shares covered by Prior Plan Awards. As of October 25, 2022, and after giving effect to both the stock split and 2020 Amendment, there were 577,633 shares remaining available for future issuance of awards under the 2020 Stock Plan. “Prior Plan Awards” means awards granted under the U.S. Gold Corp. 2017 Equity Incentive Plan (the “Prior Stock Plan”) that are not purchased by the participant, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award after the Effective Date.

We believe that operation of the 2020 Stock Plan is a necessary and powerful tool in enabling us to attract and retain the services of key employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. The 2020 Stock Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such individuals to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2020 Stock Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees, officers, consultants, independent contractors, and non-employee directors of the Company and its affiliates. However, we believe there is an insufficient number of shares remaining under our 2020 Stock Plan to meet our current and projected needs. Accordingly, it is the judgment of the Board that adopting the Amended and Restated 2020 Stock Plan is in the best interest of the Company and its stockholders. We believe that the Amended and Restated 2020 Stock Plan, which increases the number of shares of common stock available for issuance pursuant to awards under the 2020 Stock Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels in the future.

A copy of the Amended and Restated 2020 Stock Plan is included as Appendix A to this proxy statement. Described below is a summary of certain key provisions of the Amended and Restated 2020 Stock Plan, which is qualified in its entirety by reference to the full text of the Amended and Restated 2020 Stock Plan.

Summary of the Proposed Changes in the Amended and Restated 2020 Stock Plan

The Board adopted the Amended and Restated 2020 Stock Plan on October 25, 2022, subject to stockholder approval, primarily to increase the number of shares of our common stock available for issuance pursuant to awards under the 2020 Stock Plan by 1,252,476 shares, to a total of 2,419,571 shares of our common stock, plus any shares covered by Prior Plan Awards. The Amended and Restated 2020 Stock Plan also makes certain additional changes designed to provide increased flexibility to the Company and to participants, as well as other changes that the Board deemed necessary or desirable based on applicable legal and accounting rules.

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Key Features of the Amended and Restated 2020 Stock Plan

The following features of the Amended and Restated 2020 Stock Plan reflect certain equity incentive plan “best practices” intended to protect the interests of our stockholders:

●	Limitation on Shares Available for Award. The aggregate number of shares that may be issued under all stock-based awards made under the Amended and Restated 2020 Stock Plan will be (on a post-split basis): the sum of (i) 2,419,571shares (reflecting an increase of 1,252,476 shares from the share reserve previously in effect) and (ii) any shares subject to an outstanding award under the Prior Stock Plan that, after the Effective Date, are not purchased, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award (“Prior Plan Awards”).

●	No Evergreen Provision. The Amended and Restated 2020 Stock Plan does not contain an “evergreen” provision that will automatically increase the number of shares of our common stock authorized for issuance under the Amended and Restated 2020 Stock Plan.

●	No Liberal Share “Recycling.” The Amended and Restated 2020 Stock Plan provides that any shares: (i) surrendered to pay the exercise price of an option; (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award; (iii) covered by a stock-settled stock appreciation right that are not issued upon exercise; or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the Amended and Restated 2020 Stock Plan.

●	No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

●	No Repricing of Stock Options or Stock Appreciation Rights. The Amended and Restated 2020 Stock Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities).

●	No Dividend Equivalents Paid on Unvested Awards. The Amended and Restated 2020 Stock Plan prohibits the payment of dividend equivalents on awards until those awards are earned and vested. In addition, the Amended and Restated 2020 Stock Plan prohibits the granting of dividend equivalents with respect to stock options, stock appreciation rights, or an award the value of which is based solely on an increase in the value of the Company’s common stock after the grant of awards.

●	Awards Subject to Forfeiture. Awards under the Amended and Restated 2020 Stock Plan will be subject to any forfeiture and penalty conditions determined by the Committee (defined below) and as set forth in the Amended and Restated 2020 Stock Plan or the applicable award agreement.

●	Minimum Vesting Period. A maximum of 5% of the aggregate number of shares available for issuance under the Amended and Restated 2020 Stock Plan may be issued with a vesting period of less than one year following the date of grant.

●	Independent Committee Administration. The Amended and Restated 2020 Stock Plan will be administered by a committee of the Board comprised entirely of independent directors (determined in accordance with Rule 16b-3 under the Exchange Act).

Description of the Amended and Restated 2020 Stock Incentive Plan

Purpose. The purpose of the Amended and Restated 2020 Stock Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining key employees, officers, consultants, independent contractors, and non-employee directors capable of assuring the future success of the Company; to provide such persons with opportunities for stock ownership in the Company; and to offer such persons incentives to put forth their maximum effort for the success of the Company’s business.

Effective Date and Expiration. The 2020 Stock Plan was originally adopted by the Board on August 6, 2019 and became effective upon stockholder approval of the 2020 Stock Plan on the Effective Date. The Amended and Restated 2020 Stock Plan was adopted by the Board on October 25, 2022 and will become effective upon stockholder approval of the Amended and Restated 2020 Stock Plan at the 2022 Annual Meeting. If so approved, the Amended and Restated 2020 Stock Plan will continue in effect for a term of ten years measured from the Effective Date (September 18, 2019), unless earlier terminated by the Board.

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Administration. The Amended and Restated 2020 Stock Plan will be administered by the Compensation Committee of the Board, or such other committee designated by it to administer the Amended and Restated 2020 Stock Plan (the “Committee”), which will have full power and authority to determine when and to whom awards will be granted as well as the type, amount, and other terms and conditions of each award, consistent with the provisions of the Amended and Restated 2020 Stock Plan. Subject to the provisions of the Amended and Restated 2020 Stock Plan, the Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Committee will have authority to interpret and administer the Amended and Restated 2020 Stock Plan and any instrument or agreement relating to the Amended and Restated 2020 Stock Plan, including, without limitation, award agreements, and to establish, amend, suspend, or waive rules and regulations and appoint such agents as deemed necessary or desirable for the administration of the Amended and Restated 2020 Stock Plan. Unless otherwise expressly provided in the Amended and Restated 2020 Stock Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Amended and Restated 2020 Stock Plan, any award, and any award agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons. The Committee may delegate certain of its powers under the Amended and Restated 2020 Stock Plan to one or more officers of the Company, provided that such delegated officers will not be permitted to grant awards to any members of the Board of Directors or executive officers who are subject to Section 16 of the Exchange Act.

Eligibility. Any employee, officer, consultant, independent contractor, or non-employee director providing services to the Company or an affiliate, or any person to whom an offer of employment or engagement has been made, whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company, is eligible to receive an award under the Amended and Restated 2020 Stock Plan, provided that any awards granted to a prospective employee, officer, consultant, independent contractor, or non-employee director shall not be effective unless and until such individual commences employment with or service to the Company or an affiliate. As of October 25, 2022, there were approximately four employees and officers, eight consultants and independent contractors, and five non-employee directors who would be eligible for awards under the Amended and Restated 2020 Stock Plan.

Shares Available for Awards. The aggregate number of shares that may be issued under all stock-based awards made under the Amended and Restated 2020 Stock Plan will be (on a post-split basis and subject to certain adjustments): the sum of (i) 2,419,571shares and (ii) any shares subject to any outstanding Prior Plan Awards that, after the Effective Date, are not purchased, are forfeited or are reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award. In general, if an award entitles a participant to receive or purchase shares, the number of shares covered by such award will be counted on the date of grant against the aggregate number of shares available under the Amended and Restated 2020 Stock Plan. If, after the Effective Date, awards under the Prior Stock Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards will become available for issuance under the Amended and Restated 2020 Stock Plan in accordance with its share counting provisions. However, under such share counting provisions, the following shares will not again be available for issuance under the Amended and Restated 2020 Stock Plan: (i) shares unissued due to a “net exercise” of a stock option; (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award; (iii) shares covered by a stock-settled stock appreciation right that are not issued upon exercise; and (iv) shares repurchased using stock option exercise proceeds.

Type of Awards and Terms and Conditions. The Amended and Restated 2020 Stock Plan provides that the Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Committee may determine to be necessary or desirable:

● stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, referred to herein as “options”);

● stock appreciation rights (“SARs”);

● restricted stock;

●restricted stock units;

● dividend equivalents; and

● other stock-based awards.

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1.	Options and SARs. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee and set forth in the applicable award agreement. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. The Committee has the discretion to determine when and under what circumstances an option or SAR will vest as well as whether such vesting provisions may be modified or accelerated.

Exercise Price. The exercise price per share of an option will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option is granted in substitution for an option previously granted by a merged or acquired entity. The Committee has the discretion to determine the exercise price and other terms applicable to SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such SAR is granted in substitution for a SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the Amended and Restated 2020 Stock Plan.

Exercise. The Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise or by payment to the Company of cash, shares of common stock, or other securities or property (or any combination thereof) having a fair market value on the exercise date equal to the applicable exercise price. The Committee is not authorized under the Amended and Restated 2020 Stock Plan to accept a promissory note in satisfaction of the exercise price.

Expiration. Options and SARs will expire at such time as the Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a participant who, at the time the ISO was granted, owns (determined in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) more than 10% of the combined voting power of all classes of stock of the Company and its affiliates (a “Greater than 10% Stockholder”), the option may not be exercised more than five years from the date of grant.

Special Limitation on ISOs. ISOs may only be granted to employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations). In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a Greater than 10% Stockholder unless the exercise price per share of common stock subject to such ISO is at least 110% of the fair market value per share on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000; or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after a participant’s termination of employment (or such other period of time provided in Section 422 of the Code).

2.	Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee and as set forth in the applicable award agreement. The holder of restricted stock units will have the right, subject to restrictions imposed by the Committee and set forth in the applicable award agreement, to receive shares of our common stock at some future date determined by the Committee. The grant, issuance, retention, vesting, and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Committee and as set forth in the applicable award agreement. The Committee will have the right to make the timing of the grant or issuance, ability to retain, vesting, and/or settlement of restricted stock or restricted stock units subject to completion of a minimum period of service, achievement of one or more performance goals, or a combination of both as deemed appropriate by the Committee.

3.	Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities, or other property as determined by the Committee) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee and set forth in the applicable award agreement, but the Committee may not: (i) grant dividend equivalents in connection with options, SARs, or other awards the value of which is based solely on an increase in the value of our shares after the applicable date of grant; or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such shares have been satisfied or lapsed.

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4.	Other Stock-Based Awards. The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Committee and set forth in the applicable award agreement. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date or dates subsequent to its date of grant or until the occurrence of one or more specified events, subject in any case, to the terms of the Amended and Restated 2020 Stock Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. Notwithstanding the foregoing, a maximum of 5% of the aggregate number of shares available for issuance under the Amended and Restated 2020 Stock Plan may vest or be exercised earlier than the first anniversary of an award’s date of grant.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period.

Except as otherwise provided by the Committee, no award or other right or interest of a participant under the Amended and Restated 2020 Stock Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any of its affiliates. If a transfer is allowed by the Committee to family members (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the applicable Form S-8 rules. The Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback or similar recoupment policy as may be in effect from time to time.

Effect of Corporate Transaction. Awards under the Amended and Restated 2020 Stock Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, spin-off, combination, split-up, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares or other securities of the Company, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Committee or the Board may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):

●	termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board determines that no amount is realizable under the award as of the time of the transaction;
●	replacement of any award with other rights or property selected by the Committee or the Board, in its sole discretion;
●	the assumption of any award by the successor or surviving entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and exercise or purchase prices;

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●	the acceleration of vesting or the waiver of restrictions applicable to outstanding awards, notwithstanding anything to the contrary in the applicable award agreement; or
●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction, subject to certain limitations in the Amended and Restated 2020 Stock Plan.

Termination and Amendment. The Board of Directors may, from time to time, amend, suspend, or terminate the Amended and Restated 2020 Stock Plan. No amendment or modification of the Amended and Restated 2020 Stock Plan may be made that would materially and adversely affect any outstanding awards without the consent of the participant or the current holder of such awards. Amendments of the Amended and Restated 2020 Stock Plan must be approved by the stockholders if required under the listing requirements of NASDAQ or any other securities exchange applicable to the Company or if the amendment would: (i) increase the number of shares authorized under the Amended and Restated 2020 Stock Plan; (ii) permit a repricing of options or SARs; (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant; or (iv) increase the maximum term of options or SARs.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Amended and Restated 2020 Stock Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain stock options, SARs, restricted stock units, and certain types of restricted stock units may be subject to Section 409A of the Code depending on how they are structured, although it is the Company’s intent generally to structure such awards in a manner intended to be exempt from the requirement of Section 409A.

ISOs. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, he or she also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 in value will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income (or short-term capital gain subject to tax at ordinary income rates) for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the excess of the fair market value over the exercise price on the date of exercise. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the ISO, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make a timely election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares during the time when such shares are unvested. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the fair market value of the stock received (which will generally be equal to the spread between the then-current fair market value and the grant price, if any, of the total number of SARs exercised) will be taxed as ordinary income to the participant at the time it is received.

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Other Awards. In the case of an award of restricted stock units, dividend equivalents, or other stock-based awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the Amended and Restated 2020 Stock Plan, as applicable, is generally subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our affiliates) will have the right to require, as a condition to the delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations (along with such additional withholding requested by the participant, subject to certain accounting limitations) or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the Amended and Restated 2020 Stock Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Amended and Restated 2020 Stock Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the Amended and Restated 2020 Stock Plan.

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THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE AMENDED AND RESTATED 2020 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISION OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Interest of Directors and Executive Officers

All members of the Board and all of our executive officers are eligible for awards under the Amended and Restated 2020 Stock Plan and, thus, have a personal interest in the approval of the Amended and Restated 2020 Stock Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the Amended and Restated 2020 Stock Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible Participants under the Amended and Restated 2020 Stock Plan because the grant of awards and terms of such awards are to be determined in the discretion of the Compensation Committee.

The market value of our common stock is $3.69 per share based on the closing price of our common stock on October 25, 2022.

Vote Required

The affirmative vote of a majority of the votes cast for or against the proposal is required for the approval of the Amended and Restated 2020 Stock Plan. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN AMENDMENT AND RESTATEMENT PROPOSAL.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

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Appendix A

U.S. Gold Corp. Amended and Restated 2020 Stock Incentive Plan

Section 1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company’s business.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean: (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company; and (ii) any entity in which the Company has a significant equity interest.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Change in Control” shall mean the consummation of one of the following events:

(A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(B) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(C) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either: (A) are Directors as of the effective date of the Plan; or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(D) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

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(g) “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(h) “Company” shall mean U.S. Gold Corp., a Nevada corporation, and any successor corporation.

(i) “Director” shall mean a member of the Board.

(j) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor, or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.

(n) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q) “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(r) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s) “Plan” shall mean this U.S. Gold Corp. Amended and Restated 2020 Stock Incentive Plan, as same may be further amended from time to time.

(t) “Prior Stock Plan” shall mean the U.S. Gold Corp. 2017 Equity Incentive Plan, as amended from time to time.

(u) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(x) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y) “Securities Act” shall mean the Securities Act of 1933, as amended.

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(z) “Shares” shall mean shares of common stock, $0.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine the type or types of Awards to be granted to each Participant under the Plan;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award;

(v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 6 and Section 7;

(vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 6 and Section 7;

(vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended;

(viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A and Section 6;

(ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.

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Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or applicable corporate law.

Section 4.	Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i) 2,419,571, plus

(ii) any Shares subject to any outstanding award under the Prior Stock Plan that, after the effective date of the Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the number of any recycled Shares from the Prior Stock Plan that are added to the aggregate reserve under paragraph (ii) above, the number of Shares added shall be determined in accordance with the Share counting rules described in this Plan (and not the Prior Stock Plan under which the related Share award was issued).

(b) Counting Shares. Except as set forth below in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i) Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

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(ii) Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii) Cash Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv) Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price with respect to any Award; and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be rounded down to the nearest whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d) Reserved.

(e) Reserved.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.	Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one-hundred (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant but shall not be longer than ten (10) years from the date of grant. Notwithstanding the foregoing, if an Eligible Person’s service with the Company and all Affiliates terminates for any reason during the term, then, unless otherwise provided by the Participant’s Award Agreement, the Eligible Person’s Option shall expire on the earliest of the following dates: (A) the Option’s term expiry date fixed by the Committee in the Award Agreement at the date of grant; (B) the 180th day after the termination of the Eligible Person’s service for any reason (including death or disability), or (C) any earlier date as the Committee may determine and specify in the Award Agreement at the date of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A) Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B) Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

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(D) The purchase price per Share for an Incentive Stock Option shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one-hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of: (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one-hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions or other conditions as the Committee may impose (including, without limitation, an agreement by the Participant not to vote Shares of Restricted Stock while such Shares are unvested or the requirement that any dividend or other right or property issued with respect to Restricted Stock be subject to the same conditions or limitations as the Shares of Restricted Stock to which the dividend or other property relates), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a minimum period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividends or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

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(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing: (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award; and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied or lapsed.

(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.

(f) Additional Terms and Limitations.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv) Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award, other than a fully vested and unrestricted Share, to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

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(vi) Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii) Minimum Vesting. Except as provided in this paragraph below, no Award shall be granted with terms providing for any right of exercise or a lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan may be issued as Awards that do not comply with the applicable one-year minimum exercise and vesting requirements set forth above. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Sections 4(a) and 4(b) of the Plan apply. Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii) Acceleration of Vesting or Exercisability. No Award Agreement shall, by operation of its terms, accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company unless such transaction constitutes a Change in Control and unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) the Change in Control.

(ix) Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that: (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations; or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

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Section 7.	Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or, subject to the limitations in Section 6(f)(viii), otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv) amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I) require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;

(II) increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III) permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV) permit the award of Options or Stock Appreciation Rights at a price less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(V) increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6(f)(viii), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i) either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

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(ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event; provided, however, that in no circumstance may the Committee or the Board use the foregoing provision to provide for the forfeiture of an Award solely by virtue of the corporate transaction, it being understood that the foregoing provision may be used only in the circumstance in which the Award is paid out or the Participant is otherwise entitled to receive the requisite value or exercise the requisite rights in an Award immediately prior to or in connection with the transaction.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation up to the maximum rates in the Participant’s applicable jurisdiction(s) by: (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions

(a) No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award will be evidenced by an Award Agreement signed by the Participant and a representative of the Company unless the Committee expressly provides otherwise. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

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(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and unless an Award Agreement expressly provides otherwise, all fractional Shares and any rights thereto shall be canceled, terminated and otherwise eliminated without consideration.

(l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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Section 10.	Clawback or Recoupment

In addition to such forfeiture and/or penalty conditions as specified in any Award Agreement, Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any clawback or similar recoupment policy as may be established or amended from time to time.

Section 11.	Effective Date of the Plan

The Plan was originally adopted by the Board on August 6, 2019 and was subsequently approved by the stockholders of the Company at the annual meeting of stockholders of the Company held on September 18, 2019, and the Plan was effective as of the date of such stockholder approval. The Plan, as amended and restated by this document, was adopted by the Board on October 25, 2022, and is subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on December 16, 2022.

Section 12.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth (10th) anniversary of the original effective date of the Plan (September 18, 2019) or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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This proxy is solicited on behalf of the Board of Directors

U. S. GOLD CORP.

1910 East Idaho St, Suite 102-Box 604, Elko, Nevada 89801

VOTE BY INTERNET - www.usgold.vote

Use the Internet to vote by proxy up until 5:00 P.M. Eastern Time on December 15, 2022. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints George Bee and Eric Alexander, or either of them, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.001 par value per share, of U.S. Gold Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 9:00 a.m. (MT) on December 16, 2022, to be held virtually by visiting www.usgold.vote and following the online directions or by calling 877-407-3088 (Toll Free), and any adjournment or postponement thereof. There will not be a physical meeting location.

Please see attached Notice of Internet Availability of Proxy Materials from the Company for more details. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors Nominees:

	For	Withhold
1a. Luke Norman	▢	▢
1b. George Bee	▢	▢
1c. Tara Gilfillan	▢	▢
1d. Robert W. Schafer	▢	▢
1e. Michael Waldkirch	▢	▢
1f. Ryan K. Zinke	▢	▢

	For	Against	Abstain
2. Ratify the appointment of Marcum LLP to serve as the Company's independent registered public accounting firm for fiscal year April 30, 2023.	▢	▢	▢
3. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers, as described in the proxy statement.	▢	▢	▢
4. To approve an amendment to the Company's 2020 Stock Incentive Plan.	▢	▢	▢

Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date